THE BAUPOST FUND

                                  ANNUAL REPORT

                                October 31, 1999













This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.



                            [LOGO] ERNST & YOUNG LLP

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                October 31, 1999





Contents:


     Management's Discussion of Performance...................................1

     Report of Independent Auditors..........................................12

     Statement of Assets and Liabilities as of October 31, 1999..............13

     Statement of Operations for the period ended October 31, 1999...........14

     Statement of Changes in Net Assets for the periods ended
         October 31, 1999 and October 31, 1998...............................15

     Schedule of Investments as of October 31, 1999..........................16

     Schedule of Forward Foreign Currency Contracts as of October 31, 1999...26

     Schedule of Securities Sold Short as of October 31, 1999................27

     Notes to Financial Statements...........................................28

     Financial Highlights....................................................34

                                The Baupost Fund
                          44 Brattle Street, 5th Floor
                                P.O. Box 381288
                         Cambridge, Massachusetts 02238
                              Tel. (617) 497-6680
                               Fax (617) 868-3529


                                                             December 17, 1999


Dear Baupost Fund Shareholder,

         The Baupost Fund completed its year ended October 31, 1999 with a gain of 8.29%. This result, while profitable, is disappointing to us, especially coming on the heels of last year's decline. We remain determined in our pursuit of good absolute returns with limited downside risk. The valuation extremes of today's market have resulted in opportunities as attractive as any we have come across in the past decade. We believe the extremely compelling valuation of our current portfolio holdings augurs well for strong investment results with limited risk in the months and years ahead. The next several pages will describe the factors underlying our recent performance and provide more detailed information regarding our current portfolio holdings.

         Simply put, we are navigating through an unprecedented market environment, where fundamental analysis is thrown out the window and logic is turned on its head. We underperformed in 1999 not because we abandoned our strict investment criteria but because we adhered to them, not because we ignored fundamental analysis but because we practiced it, not because we shunned value but because we sought it, and not because we speculated but because we refused to do so. In sum, and very ironically, we got hurt not speculating in the U.S. stock market.

         Occasionally we are asked whether it would make sense to modify our investment strategy to perform better in today's financial climate. Our answer, as you might guess, is: No! It would be easy for us to capitulate to the runaway bull market in growth and technology stocks. And foolhardy. And irresponsible. And unconscionable. It is always easiest to run with the herd; at times, it can take a deep reservoir of courage and conviction to stand apart from it. Yet distancing yourself from the crowd is an essential component of long-term investment success.

         Baupost has employed a value approach to investing because it is, above all, risk averse, and focused on preserving capital over the long run. This approach demands both discipline and patience. Discipline is required to buy only bargains and sell fully-priced holdings, never becoming swept up in the enthusiasm of the herd. Patience is required to wait for just the right opportunities, avoiding the pressure to make investments that don't meet the most stringent criteria of quality and undervaluation, and then to hold on, allowing an investment sufficient time to come to fruition.

         The stalwart performers of today's stock market trade at higher valuations than any of the bull market favorites of yesteryear. The major stock market indices are, by virtually all measures, extremely overvalued. Never before have companies that have strung together a few years (or quarters) of earnings (or sales) growth been valued at such high multiples. And never before has the gap between the in-favor few and the out-of-favor many been so great. A few hundred in-favor growth stocks lift the market averages, while thousands of out-of-favor companies trade at bear market valuations. The disparity between the market favorites and everything else has never been greater.

         It is not just our portfolio which has lagged. A recent article in the Wall Street Journal explained that although the Nasdaq 100 Index is up over 74% year to date, the average Nasdaq stock is actually down on the year. Just about every day on the New York Stock Exchange, there are more stocks making new lows for the year than new highs, usually many times more, even though the major market indices are all at or near record high levels. Indeed, on Friday, December 3, by no means an unrepresentative day, the Dow Jones Industrial Average surged 247 points, the S&P 500 Index jumped 1.7% (to a record level), and the Nasdaq 100 Index rallied 2% (also to a new high); on that day on the New York Stock Exchange, 99 stocks made new highs for the year while 200 posted new yearly lows! On December 10, all three indices again rose sharply; on the New York Stock Exchange, however, only 85 stocks made new highs while 339 hit new lows. On December 15, the Dow, S&P and Nasdaq Indices all rose sharply; that same day, 49 NYSE stocks made new highs while a whopping 455 posted new lows. It is hard to imagine a worse environment to assess the merits of a value investing approach (nor, ironically, a more favorable environment in which to practice it).

         The gravitational force of the Internet and technology stock bubble is exerting a strong pull on the assets of investors. Money is draining from other sectors of the market into these strongly performing ones, causing share prices of more mundane companies not merely to underperform but actually to decline. Like a gambler withdrawing his or her savings for a trip to Las Vegas, investors are literally dumping their conservative shareholdings at giveaway prices to try their luck at the technology stock casino. The effect is a wild skewing of investment performance. From January 1 through December 13, 1999, the technology-heavy Nasdaq 100 Index rose 74.8%, versus 15.2% for the more balanced S&P 500 Index.

Several Forces Contribute to Today's Lofty Growth Stock Valuations
------------------------------------------------------------------

         There are several unusual forces at work in the U.S. stock market and in major stock markets worldwide which are important to understand. First, there has been a decade-long increase in indexing activity, where more and more money is either overtly or tacitly invested to mirror the performance of market indices, especially the S&P 500 Index. The view is that investors on average cannot beat the market (a tautology, since they are the market) so you shouldn't bother to try. Moreover, trying will certainly result in transaction costs and management fees and could result in market underperformance. Many investors have found these arguments persuasive, especially in combination with the steady stream of academic arguments trumpeting the merits of stock ownership over the long-term compared to other asset classes. Finally, there has been a protracted self-fulfilling prophecy at work, as inflows into the indices lift their

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components at a faster rate than most other stocks, leaving the impression that an indexing strategy could actually outperform over time. The recent inclusion of Yahoo, Inc. into the S&P 500 Index caused a 67 point (24%) one-day gain and a one-week $19.1 billion valuation enhancement to Yahoo's already generous market capitalization. Later, we describe how the popularity of indexing will almost certainly be a source of significant opportunity creation for Baupost.

         A second factor contributing to today's lofty market valuation is the cult of growth and momentum investment strategies, a bizarre emphasis on the trend of a company's results rather than on the absolute level of its performance. To this way of thinking, no price is too high to pay for a company that is rapidly growing and there is no price worth paying for a company that is not. I heard about a recent business school discussion where an entire class of students expressed a preference to own Microsoft (60 times earnings, 20 times revenues) rather than General Motors (under 10 times earnings). One student indicated that he would not choose General Motors at one half or even one fourth of its current price. The professor asked if there were any price at which the student might prefer General Motors. The student started to reply in the negative, hesitated, and then allowed how he might take it were it offered for free. This so perfectly captures today's investment mentality.

         Investors are particularly enamored with companies which are able to post long records of unflagging earnings growth. Companies which do so achieve very high stock prices which, in turn, generously reward stock-option-laden management teams. As a result, there is no shortage of companies which always "make their numbers". The stakes are enormous, providing tens or even hundreds of millions of dollars to corporate executives who achieve consistent growth in reported results, little or nothing to those who do not (whose stocks consequently plummet and generally fail to recover).

         Since businesses simply are not as steady or consistent as Wall Street number crunchers demand, there is enormous pressure on managements to smooth their results and pull the occasional rabbit out of a hat to deliver the desired quarterly outcomes. There are elements of a conspiracy to all this, as managements and shareholders both benefit from good reported results. A great many companies meet or exceed estimates only with a great deal of accounting legerdemain: write-ups and write-downs, changes in accounting procedures, modifications to actuarial assumptions, one time charges or gains and other forms of chicanery. There is little incentive for the market cheerleaders on the sell side of Wall Street to bring the goings-on to light. Such practices render the stock market even more overvalued than commonly recognized, because many of today's dubious accounting practices would almost certainly be reversed in an adverse market environment, with much lower multiples applied to the resultant lower reported earnings.

         The third factor impacting today's stock market is the Internet. While we have no doubt that this extraordinary technology is changing and will continue to change our lives in important and unimaginable ways, it has spawned a gigantic stock market bubble among investors who wish to connect their investment fortunes to their excitement about this technology. At the root of all financial bubbles is a good idea carried to excess. The Internet is an extraordinary idea; how fitting, then, is the magnitude of the excess. Hundreds upon hundreds of Internet-related companies have come public and achieved valuations well into the billions of dollars, a great many

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possessing little more than a business plan. Very few of these companies are currently profitable, and it is our belief that most of them never will be.

         The excitement of the Internet, the well publicized successes of investors who jumped in early on the Internet stock bandwagon, and the greed element in human nature have combined to create a market culture of day-trading, a low cost, convenient alternative to casino gambling that has to date, unlike Las Vegas, delivered a positive sum experience. The level of speculative activity is at a fevered pitch, and people are changing their lives around to participate. Some have quit their jobs to day-trade. Venture capitalists are fighting to throw money at each successive hot deal; many have raised their fees and taken in gigantic sums of new capital. Business school and college students are rushing to write business plans that routinely get funded for millions of dollars. Traditional businesses are being raided for managerial talent by Internet companies with the lure of vast quantities of stock options as bait. Stories are everywhere of mere mortals who became multimillionaires overnight either working at or investing minor sums in Internet companies.

         The explosive performance of Internet stocks has infected many professional investors who are typically judged by their investment performance relative to their industry peers. Relative performance is a slippery slope, and when a few investors holding Internet stocks outperform their peers, it becomes increasingly difficult for everyone else to avoid them. This sustains and even fuels the bubble despite the absence of investment fundamentals. Performance-driven hedge funds, relative-performance-oriented mutual funds, and even some "value investors" have capitulated. One prominent "value investor" owns among his ten largest holdings big stakes in Microsoft, IBM, Cisco Systems, America Online and Amazon.com. The first three trade at an average p/e ratio of over 69. America Online trades at 378 times earnings, while Amazon.com "suffers" large operating losses which the stock market values highly. Needless to say, this "value investor" has significantly outperformed his less imaginative peers.

         The tendency of investors to follow the market's momentum and bet on whatever has worked recently is accompanied by antipathy to whatever hasn't. Underperforming market sectors and asset classes are generally experiencing fund outflows, exacerbating the downward trend. Historically, out-of-favor investments have typically performed best in the periods immediately following their underperformance, while those that have done well almost always follow their success by lagging badly. Human nature makes it unlikely for most investors to benefit from these predictive factors; the memory of most investors only incorporates what recently has been successful. Small and mid-capitalization stocks, and especially those at the lower end of the valuation range, have underperformed dreadfully for years, as money has gone into larger capitalization stocks. Some of this has been due to indexing; some is explained by momentum. Many institutional investors manage sums so vast that only the few hundred largest capitalization stocks could possibly absorb a meaningful portion of their capital. The underperformance of small and mid-capitalization money managers has caused investors to withdraw funds from them in search of better relative performance. Client redemptions force these managers to sell shares to raise cash, regardless of the valuation of what they are forced to sell. Thus it is that the undervalued become even more so, even as the overvalued do the same.

The Opportunity
---------------

         We are actually cheered by the current environment (although not by its impact on our results) because we believe it represents an enormous opportunity in the making, an opportunity which we are currently in the process of exploiting. Right now, we are able to purchase high-quality assets and businesses in the form of small to medium capitalization stocks at their cheapest valuations in a decade or more. Many are selling at or below fifty cents on the dollar of underlying value, an extraordinary level of discount. Significantly, we believe these bargains are upon us precisely because of the speculative activity surrounding the Internet, which has siphoned enormous sums of money out of more mundane investments.

         It is important to emphasize that we are not describing a portfolio of cats and dogs, highly competitive or declining businesses, poor quality assets, or the likely losers in the Internet economy. Rather, our portfolio has been assembled through rigorous fundamental analysis, one investment at a time, bottom up. We typically pass on dozens of prospective investments for every one we make. Most companies in our portfolio, in addition to compelling undervaluation, have strong market positions, significant barriers to entry, substantial free cash flow, and catalysts in place to assist in the realization of underlying value. Almost all have managements who own significant amounts of stock personally. Even if these smaller stocks never return to investor favor, we expect to earn good returns from our fractional ownership in the underlying businesses. Over time, we are confident that the market for these stocks will recover as overstimulated investors refocus on risk as well as on return. This should result in a period of strong absolute performance and even better relative results. As we emphasized in our Semi-Annual Letter to Shareholders, our goal is to generate good absolute returns with limited downside risk over time. A portfolio of deeply undervalued, carefully chosen securities, many with catalysts in place for the realization of underlying value, is the most reliable way we know of to achieve this goal.

         Our search for investment opportunity is always guided by fundamental analysis and valuation. We employ no rigid formulas, believing that the flexible pursuit of opportunity improves one's prospects for good returns with limited risk. We strive to be intellectually honest at all times, maintaining a willingness to change our minds when we are wrong. Given the competitiveness of the investment business, we believe it is important in every investment to have an edge, an advantage over the herd. This edge could be a willingness to take a long-term perspective in a short-term-oriented market, a tolerance of complexity when others crave simplicity, or the absence of constraints which either impede the ability of others to act or force them to act in uneconomic ways. For many of our holdings today, we believe the market has become increasingly inefficient, as investors have simply decided not even to look at small capitalization stocks outside of high technology industries.

         Frequently, we attempt to profit by providing liquidity to urgent sellers. Financial markets act as allocators of capital, but they function much more efficiently when things are going well than when they are not. When an industry, asset class, security type, or geographical region is out of favor, profitable opportunities can be available to those who have cash and the expertise and willingness to deploy it. These opportunities superficially appear to be risky, since investing

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where capital is exiting is by definition unpopular. Since most investors derive comfort from consensus, many would not even identify such areas as rich with opportunity.

         The investment challenge of providing liquidity to out-of-favor asset classes is more complex than simply identifying areas that others are avoiding. First, it is important to never be blindly contrarian, betting that whatever is out of favor will be restored. Often, investments are disfavored for good reason, and investors must consider the possibility that recovery may not occur. Second, it is important to gauge the psychology of other investors. How far along is the current trend, what are the forces driving it, and how much further may it have to go? Being extremely early is tantamount to being wrong, so contrarians are well advised to develop an understanding of the psychology of the sellers. Finally, valuation is extremely important in reducing risk. Investors must never mistake an investment that is down in price for one that is bargain-priced; undervaluation is determined only by a security's price compared to its underlying value.

         Despite two consecutive disappointing years, we remain enthusiastic about our prospects going forward and continue to invest virtually all of our liquid net worths in various Baupost portfolios. We choose to eat home cooking not only out of habit, not only because we should, and not so we can tell you that we do, but because we have a great deal of confidence in our strategy. Our portfolio contains greater undervaluation and higher quality investments than we have owned in years. We are continuing to scoop up extraordinary bargains amidst this crazy market, and we look forward to an upcoming period of profitable value realization.

         We have no mandate other than the risk averse investment of the capital under our direction. We need not be fully invested, and frequently hold significant cash balances, waiting for truly great opportunities to come along. As part of our risk management, we have never leveraged our portfolios. We do not bet the ranch on any single investment; few positions have exceeded 5% of assets in recent years. We do not generally engage in the short sale of overvalued securities, believing that short-selling could effectively increase, not decrease, portfolio risk in certain kinds of markets.

         With so many investors choosing not to think about their investing (indexing), failing to analyze the fundamentals of their holdings (momentum investors), and having an extremely short-term time horizon (almost everyone else), this is a wonderful time to be a long-term value investor. It is important to keep in mind that stocks are perpetuities, with no maturity date. While we frequently invest in stocks with a catalyst for value realization in order to create a portfolio of limited duration, we nevertheless buy only when we are prepared to hold for the long-term. Very few investors would choose to hold their current portfolios if they thought the stock market might be closed for trading for the next five years; since we are investing and not speculating, we would be comfortable with our portfolio under such conditions.

Our Current Portfolio
---------------------

         To help you understand how we are positioned at this time, we have broken down our current portfolio into categories as shown in Table 1 on the next page. As you can see, we

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continue to hold substantial cash balances. Most of our common stock investments are in the U.S., where we continue to see a strong flow of opportunities. A significant percentage of our investments have either partial or full catalysts in place for the realization of underlying value. The next several paragraphs will describe some of our major current holdings.


                                     Table 1
                                     -------
                                The Baupost Fund
                                ----------------
                       Breakdown of Portfolio at 10/31/99
                       ----------------------------------


       Cash and Cash Equivalents                                       32.2%
       U.S. Equities                                                   41.9%
       Western European Equities                                       11.5%
       Emerging Market Investments                                      5.0%
       Liquidations                                                     6.5%
       Distressed Debt Investments                                      2.3%
       Market Hedges                                                    0.2%
       Other                                                            0.4%
                                                                 ------------
       Total Portfolio                                                100.0%

         Among today's most attractive pockets of opportunity are corporate spinoffs, which initially come under selling pressure in even the best of markets. Currently, a number of spinoffs are truly orphaned securities trading at giveaway prices. For example, we have recently purchased shares of both of the recently separated subsidiaries of Tenneco, Inc. The larger company, Pactiv Corporation, manufactures Baggies brand food storage bags and Hefty brand trash bags, and has leading market shares in a myriad of other plastic packaging products. Due to indiscriminate post-spinoff selling pressure, the shares have slumped to around 10 times currently depressed after-tax earnings and about 5.5 times pretax cash flow. The earnings should grow from a combination of cost reductions, asset redeployments, bolt-on acquisitions, volume growth, and expected lower raw materials prices. Management recently received significant stock options as part of a new incentive plan to better align their interests with those of shareholders. They have also been buying stock personally. It has been many years since a branded consumer products business fell through the cracks to trade at such a compelling valuation.

         We are also buying shares of the Tenneco Automotive spinoff; this company manufactures Monroe shock absorbers and Walker mufflers, and is the market share leader in nearly all of its products and markets. It currently trades at approximately four times after-tax earnings. It's shares have been particularly brutalized as a result of its deletion from the S&P 500 Index. Tenneco pre-spinoff traded at a market capitalization of several billion dollars; the highly leveraged Tenneco Automotive spinoff, still under extreme selling pressure, trades at a market capitalization barely above $200 million. Selling pressure has turned this market leader into a micro-capitalization stock, forcing many holders to exit because it no longer meets their size criteria. In effect, there is now a class of shareholders who must sell a stock simply because it trades at a depressed market valuation.

         Harcourt General recently spun off most of its interest in Neiman Marcus, allowing it to become a pure play in the publishing and computer-based learning and training businesses. In the current turbulent market, we believe investors have failed to focus on the low valuation and high-quality, strongly growing businesses within Harcourt. Currently, trading at a several year low, the shares trade for under 12 times cash earnings (earnings plus goodwill amortization) and for roughly half of our estimate of the company's asset value. The company is expected to grow earnings 12 - 15% annually, and recently reported strong quarterly results. Harcourt's management has most of their net worths invested in the company (which they control) and has committed to take additional actions as warranted to cause the company's share price to more fully reflect underlying business value.

         Chemfirst, a specialty chemical company, came public several years ago as a spinoff. Despite the company's strong position in the fast growing electronics chemicals market, the shares trade at around five times estimated cash flow. Business results are strong, and the company's management owns a substantial interest in the company. In addition, the company is actively repurchasing its shares. We believe the company will eventually be acquired in the chemical industry's consolidation.

         We own several investments in the real estate area including shares in LNR Corporation, a spinoff a few years ago from a respected homebuilding company. This company is essentially an opportunistic investor in a variety of real estate assets, with a bias toward purchasing underperforming or out of favor properties, turning them around and selling them. They have achieved consistently strong returns over time, and the underlying value of the company's assets is close to twice the current market price of the shares. We expect underlying value to grow at a healthy rate for the foreseeable future. Management owns approximately 30% of the company's shares, and the company has been repurchasing substantial amounts of its own stock at the current price.

         Octel was spun-off from Great Lakes Chemical Corporation in 1998 and has not succeeded in attracting investor interest. It is the world's dominant producer and marketer of worldwide TEL, a fuel additive that makes gasoline "leaded." This has been called a "sunset industry" because leaded gasoline is being phased out all over the world. In the meantime, however, it is a high margin business that requires almost no ongoing investment. Octel has recently consolidated its position and now controls in excess of 90% of the worldwide TEL market. The company is currently buying back around 10% of its stock per year. There are two primary risks - that the phase-out goes much more quickly than the 15-20% annual decline that management anticipates or that the company's abundant cash flow is squandered on foolish acquisitions rather than being used to pay down debt and buy back stock. At three times current after-tax earnings, valuation more than compensates for these risks.

         We have recently become more active investors in thrift conversions. Thrifts at one time had a large dedicated community of investors, but after a period of overvaluation and poor stock performance, this is no longer true. While there are generally no short-term catalysts for value realization in this area, stock repurchases are accretive to shareholder value and industry consolidation seems likely to continue at a healthy pace. In short, the opportunity to buy significantly overcapitalized, conservatively managed thrifts between 50% and 75% of book value and at reasonable earnings multiples offer a low-risk investment with significant return potential.

         We own shares in Stewart Enterprises, a funeral home and cemetery company which currently trades at approximately six times after-tax earnings per share. The death care industry has come under pressure as a result of overpriced acquisitions, excessive levels of debt, a recent, temporary decline in the death rate, and increased competition in some regional markets. All of the public companies in this industry are trading at extremely depressed levels. Stewart has some of the best properties in the industry; the company has recently repurchased its stock around current levels, and insiders have added to their holdings. A new management team is expected to reorient the company to maximize free cash flow generation.

         Ucar is the world's leading manufacturer of graphite electrodes which are used in steel production. The company came under a cloud a few years ago when the industry admitted to price fixing. Results were then adversely affected by the Asian crisis last year. Management announced a sweeping cost cutting plan, which has been implemented faster than expected. Earnings are expected to grow strongly over the next few years as a result of lower expense levels, stronger demand, and possible price increases from currently depressed levels. The company also has announced a potentially lucrative product development and supply agreement with Ballard Power Systems, developers of a new fuel cell technology. Despite the company's excellent prospects and strong market position, the shares trade at roughly eight times estimated 2000 earnings.

         Chargeurs is a French company which processes and trades in wool and produces fabrics, interlinings, and protective films. It is the market leader in virtually every segment in which it operates, generating substantial free cash flow from operations. Management is proactive in taking measures to maximize shareholder value including a securitization program to reduce volatility and risk in the trading business and the repurchase of a large number of shares. Some segments of the business have suffered as a result of the Asian crisis and are only now beginning to recover. Even on depressed results, however, the market values the company at approximately seven times earnings. Small capitalization companies in mundane businesses are out of favor in France, too.

         Lambert Fenchurch is a publicly traded insurance broker in the U.K. Small in scale and in an industry that was out of favor amongst British investors, the company was unable to get a reasonable valuation from the stock market. Trading around 80 pence, the shares languished at six times earnings. Last month, after a long strategic review, the company accepted a takeover offer at 145 pence per share. The deal went unconditional on December 16.

         Saab is a Swedish defense company primarily focused on aircraft, space and training systems which is valued at about seven times earnings. This valuation does not take into account growth opportunities available from the expansion of Saab's fighter aircraft program into the export market; the company recently received its first export order, validating our investment thesis. Management is also pursuing value creation through the monetization of the company's civilian aircraft lease portfolio. Last month, Saab agreed to purchase Celsius, another Swedish defense contractor, in a deal that enhances value by about 20% after cost-saving and revenue synergies. Although the European defense market is undergoing rapid consolidation, Saab, as one of the smallest remaining independent players, is below the radar screen of most investors.

         We continue to have exposure to several investments whose outcome is totally independent of the level of the stock market. One such holding is Trustor Corporation, which is in liquidation. The company's assets are cash and legal claims against a former executive who committed embezzlement. Cash on hand exceeds the share price and a substantial liquidating distribution is expected shortly. Another such investment is in the debt of Maxwell Communications, which is also in liquidation. This company continues to make good progress selling off its assets and resolving legal claims at better-than-expected levels. Another liquidating distribution from Maxwell is expected in late December.

         The last two years have been difficult ones for The Baupost Fund. We are disappointed but not disillusioned, and remain confident that a fundamentally-driven, disciplined value investment approach will deliver good results with limited risk over time. We appreciate your patience and support and look forward to a period of improved performance.

         As always, we are eager to address any questions, comments or suggestions you may have.



                                                        Very truly yours,

                                                        /s/ Seth A. Klarman
                                                        ----------------------
                                                        Seth A. Klarman
                                                        President

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (1)       1            5           LIFE OF FUND
For Periods Ended 10/31/99            YEAR         YEAR       (SINCE 12/14/90)
                                      ----         ----       ----------------

THE BAUPOST FUND                     8.29%        8.77%            12.20%

-------------------------------------------------------------------------------

Total return is an historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may be worth more or less than their original cost when redeemed. During some of the periods reported above, an expense cap was in place which had the effect of lowering the Fund's management fee and therefore enhanced the total return of the Fund.

                  GROWTH OF AN ASSUMED $50,000 INVESTMENT (1)
               IN THE BAUPOST FUND FROM 12/14/90 THROUGH 10/31/99

                                  [LINE GRAPH]

                   The Baupost Fund                   S&P 500
                   ----------------                   -------
        12/14/90         $50,000.00                $50,000.00
        10/31/91         $59,787.28                $61,807.01
        10/31/92         $65,471.39                $67,963.62
        10/31/93         $82,134.71                $78,116.01
        10/31/94         $91,217.43                $81,134.73
        10/31/95         $98,430.31               $102,587.46
        10/31/96        $120,583.20               $127,306.16
        10/31/97        $153,193.22               $168,186.49
        10/31/98        $128,220.00               $205,175.00
        10/31/99        $138,847.18               $257,839.45




(1) Assumes reinvestment of all dividends.

[LOGO] ERNST & YOUNG          Ernst & Young LLP            Phone: (617) 266-2000
                              200 Clarendon Street         Fax:   (617) 266-5843
                              Boston                       www.ey.com
                              Massachusetts 02116-5072



                         REPORT OF INDEPENDENT AUDITORS



To the Trustees and Shareholders of
      The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of forward foreign currency contracts, and schedule of securities sold short, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

December 3, 1999

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999

ASSETS:
     Investments in securities - at value                       $  107,263,709
         (cost $115,229,930)
     Cash                                                           14,262,016
     Foreign currency (cost $207)                                          208
     Receivable for investments sold                                 2,847,104
     Receivable for investments sold short                             396,175
     Interest and dividends receivable                                 178,310
     Unrealized appreciation on swaps                                   20,737
     Other assets                                                        5,663
                                                                ---------------

                 Total Assets                                      124,973,922


LIABILITIES:
     Payable for investments purchased                                  80,933
     Payable to The Baupost Group, L.L.C.                              401,431
     Payable for securities sold short                                 393,842
         (proceeds $396,211)
     Other payables and accrued expenses                               161,757
     Payable for Fund shares redeemed                                   27,768
     Net unrealized depreciation on
         forward foreign currency contracts                              9,407
                                                                ---------------

                 Total Liabilities                                   1,075,138
                                                                ---------------

                                               NET ASSETS       $  123,898,784
                                                                ===============


COMPOSITION OF NET ASSETS:
     Paid in capital                                            $  130,066,014
     Undistributed net investment income                             2,486,106
     Accumulated net realized loss on investments
         and foreign currency transactions                            (720,823)
     Net unrealized depreciation on investments
         and assets and liabilities in foreign currencies           (7,932,513)
                                                                ---------------

                                               NET ASSETS       $  123,898,784
                                                                ===============


NET ASSET VALUE:
     Offering and redemption price per share
     ($123,898,784/9,594,146)                                   $        12.91
                                                                ===============


                       See notes to financial statements.

                            THE BAUPOST FUND a59-k115

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 1999



INVESTMENT INCOME:

    INCOME:
         Interest                                                 $  2,987,087
         Dividends (net of foreign withholding taxes of $105,835)    1,073,809
                                                                  ------------

                       Total Income                                  4,060,896

    EXPENSES:
         Investment management fee                                   1,321,388
         Administrative fee                                            330,349
         Interest expense                                              315,017
         Investment expenses                                           308,145
         Custodian fees                                                107,207
         Equity swap contract expense                                   51,084
         Legal fees                                                     41,626
         Audit fees                                                     40,000
         Registration and filing fees                                   38,952
         Directors' fees                                                35,280
         Transfer agent fees                                            27,512
         Miscellaneous                                                  20,948
                                                                  ------------

                       Total Expenses                                2,637,508
                                                                  ------------


                             NET INVESTMENT INCOME                   1,423,388

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
         Net realized gain/(loss) on:
             Investments and equity swap contracts                   5,144,356
             Foreign currency transactions                           1,447,508
             Short sales                                              (715,632)
                                                                  ------------
                                                                     5,876,232
         Change in unrealized appreciation/(depreciation) on:
             Investments and equity swap contracts                   3,508,485
             Foreign currency transactions                             (41,913)
             Short sales                                               140,768
                                                                  ------------
                                                                     3,607,340

                             NET REALIZED AND UNREALIZED
                               GAIN ON INVESTMENTS                   9,483,572
                                                                  ------------

                             NET INCREASE IN NET ASSETS
                                RESULTING FROM OPERATIONS         $ 10,906,960
                                                                  ============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED             YEAR ENDED
                                                        OCTOBER 31, 1999       OCTOBER 31, 1998
                                                          -------------          -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income                                 $   1,423,388          $   5,014,716
    Net realized gain/(loss) on investments and foreign
         currency transactions                                5,876,232             (4,224,754)
    Change in unrealized appreciation/(depreciation) on
         investments and foreign currency transactions        3,607,340            (29,161,256)
                                                          -------------          -------------
              NET INCREASE/(DECREASE) IN NET ASSETS
                 RESULTING FROM OPERATIONS                   10,906,960            (28,371,294)

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                               (2,901,043)            (5,190,909)
    From net realized gain on investments                          --              (18,216,303)
                                                          -------------          -------------

             TOTAL DISTRIBUTIONS                             (2,901,043)           (23,407,212)

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares                        11,240,554             43,396,229
    Reinvestment of dividends                                 2,801,021             23,195,673
    Cost of shares redeemed                                 (32,151,611)           (33,768,809)
                                                          -------------          -------------

              NET INCREASE/(DECREASE) IN NET ASSETS
                 RESULTING FROM SHARE TRANSACTIONS          (18,110,036)            32,823,093
                                                          -------------          -------------

             TOTAL DECREASE IN NET ASSETS                   (10,104,119)           (18,955,413)

NET ASSETS AT BEGINNING OF PERIOD                           134,002,903            152,958,316
                                                          -------------          -------------
              NET ASSETS AT END OF PERIOD
             (including undistributed net
             investment income of $2,846,106
             and $1,666,008, respectively)                $ 123,898,784          $ 134,002,903
                                                          =============          =============

OTHER INFORMATION:
    Shares sold                                                 880,382              2,829,353
    Shares issued in reinvestment of dividends                  224,441              1,538,174
    Shares redeemed                                          (2,516,963)            (2,310,138)
                                                          -------------          -------------

    Net increase/(decrease)                                  (1,412,140)             2,057,389
                                                          =============          =============

                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
COMMON & PREFERRED STOCKS - 54.18%
UNITED STATES - 40.38%

                     CHEMICALS - 6.83%

           238,150   CHEMFIRST INC                                              $  6,400,281
           169,300   OCTEL CORPORATION                                             2,073,925 *
                                                                                -------------
                                                                                   8,474,206

                     SAVINGS INSTITUTIONS - 6.10%

             1,300   ALASKA PACIFIC BANCSHARES                                        13,812
           225,800   CAPITOL FEDERAL FINANCIAL                                     2,258,000
             5,700   EMPIRE FEDERAL BANCORP INC                                       63,413
               110   FIDELITY BANKSHARES INC                                           1,705
           347,900   HUDSON CITY BANCORP INC                                       4,631,419
             2,300   LIBERTY BANCORP INC                                              14,375
             1,949   MID-CENTRAL FINANCIAL CORPORATION                                62,368
            21,700   SOUND FEDERAL BANCORP                                           195,300
            13,700   WEST ESSEX BANCORP INC                                          133,575
             4,400   WILLOW GROVE BANCORP INC                                         41,525
            14,600   WORONOCO BANCORP INC                                            146,000
                                                                                -------------
                                                                                   7,561,492

                     DIVERSIFIED MANUFACTURING OPERATIONS - 5.69%

           440,400   TENNECO INC                                                   7,046,400

                     APARTMENT BUILDING OPERATORS - 4.14%

           265,000   LNR PROPERTY CORPORATION                                      5,134,375

                     CONSTRUCTION SERVICES - 2.54%

           267,400   WALTER INDUSTRIES INCORPORATED                                3,141,950

                     FUNERAL SERVICE & CREMATORY - 2.43%

           634,000   STEWART ENTERPRISES INC - CLASS A                             3,011,500

                     CARBON & GRAPHITE PRODUCTS - 2.38%

           150,500   UCAR INTERNATIONAL INC                                        2,944,156 *


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------

                     REAL ESTATE INVESTMENT TRUST - 1.95%

           496,850   VENTAS INC                                                 $  2,422,144

                     MISCELLANEOUS PUBLISHING - 1.42%

            45,800   HARCOURT GENERAL INC                                          1,763,300

                     MACHINE TOOLS & RELATED PRODUCTS - 1.01%

            43,400   APPLIED POWER INC - CLASS A                                   1,261,312

                     REAL ESTATE INVESTING - 0.97%

           938,000   REGENCY EQUITIES CORPORATION                                     18,760 *
             2,300   SECURITY CAPITAL US REALTY SPONSORED ADR                         35,219 *
             1,132   SECURITY CAPITAL GROUP - CLASS A                                776,552 *
            27,350   SECURITY CAPITAL GROUP - CLASS B                                376,062 *
                                                                                -------------
                                                                                   1,206,593

                     TRAVEL AGENCIES - 0.77%

           118,500   NAVIGANT INTERNATIONAL INC                                      948,000 *

                     FOREIGN TRADE & INTERNATIONAL BANKS - 0.57%

            86,500   MFC BANCORP                                                     702,813 *

                     BIOPHARMACEUTICAL RESEARCH - 0.57%

            43,900   NEUROGEN CORPORATION                                            702,400 *

                     HOUSEHOLD APPLIANCES - 0.45%

           119,100   GLOBAL-TECH APPLIANCES INC                                      558,281 *

                     LIFE INSURANCE - 0.43%

            16,700   MONY GROUP INC                                                  526,050


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------

                     FOOTWEAR - NON-ATHLETIC - 0.42%

            59,600   MAXWELL SHOE COMPANY INC - CLASS A                         $    514,050 *

                     DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 0.41%

            56,100   OGDEN CORPORATION                                               508,406

                     MISCELLANEOUS - 1.30%

           120,600   CALIFORNIA FEDERAL BANK - CONTINGENT LITIGATION
                     RECOVERY PARTICIPATION INTERESTS                                180,900 *
            88,900   CALIFORNIA FEDERAL BANK - SECONDARY CONTINGENT                   77,787 *
                     LITIGATION RECOVERY PARTICIPATION INTERESTS
           148,100   COAST FEDERAL LITIGATION CONTINGENT PAYMENT                     129,587 *
                     RIGHTS TRUST
            28,600   EL PASO ELECTRIC COMPANY                                        260,975 *
            35,900   GENZYME SURGICAL PRODUCTS                                       192,962
            29,700   HOMESTEAD VILLAGE INC                                            77,963
            15,215   NEIMAN MARCUS GROUP INC - CLASS B                               326,172 *
            28,100   OMEGA WORLDWIDE                                                 108,888 *
            52,500   STAGE STORES INC                                                252,656
               100   WYNDHAM INTERNATIONAL INC - CLASS A                                 288
                                                                                -------------
                                                                                   1,608,178
                                                                                -------------

                     TOTAL COMMON STOCKS - UNITED STATES                        $ 50,035,606
                                                                                =============
                     (Total Cost $50,840,876)

FRANCE - 3.34%

                     TEXTILES - 2.85%

            61,500   CHARGEURS SA                                               $  3,536,431

                     HOLDING COMPANIES - 0.49%

             1,000   SOCIETE EURAFRANCE SA                                           605,627
                                                                                -------------

                     TOTAL COMMON STOCKS - FRANCE                               $  4,142,058
                                                                                =============
                     (Total Cost $3,325,110)


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
UNITED KINGDOM - 3.28%

                     INSURANCE AGENTS, BROKERS & SERVICES - 2.50%

         2,350,000   LAMBERT FENCHURCH GROUP PLC                                $  3,092,224

                     OIL & GAS - 0.38%

         1,043,072   BURREN ENERGY PLC                                               469,382 *+

                     HOLDING COMPANIES - 0.24%

         1,851,900   TRANSTEC PLC                                                    304,600

                     WHOLESALE - LUMBER & CONSTRUCTION MATERIALS - 0.16%

            68,000   ADAM & HARVEY GROUP PLC                                         198,527
                                                                                -------------

                     TOTAL COMMON STOCKS - UNITED KINGDOM                       $  4,064,733
                                                                                =============
                     (Total Cost $7,167,111)


THE NETHERLANDS - 1.51%

                     TOWING & TUGBOAT SERVICES - 1.28%

            67,941   SMIT INTERNATIONALE NV                                     $  1,584,229

                     MISCELLANEOUS PUBLISHING - 0.23%

            15,300   HOLDINGMAATSCHAPPIJ DE TELEGRAAF NV                             282,503
                                                                                -------------

                     TOTAL COMMON STOCKS - THE NETHERLANDS                      $  1,866,732
                                                                                =============
                     (Total Cost $1,993,302)


ITALY - 1.46%

                     TELEPHONE COMMUNICATIONS - 1.46%

           367,300   TELECOM ITALIA SPA SAVINGS                                 $  1,809,804
                                                                                -------------

                     TOTAL COMMON STOCKS - ITALY                                $  1,809,804
                                                                                =============
                     (Total Cost $1,974,909)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
SWEDEN - 0.94%

                     AIRCRAFT & AEROSPACE - 0.94%

           149,400   SAAB AB - B                                                $  1,165,367
                                                                                -------------

                     TOTAL COMMON STOCKS - SWEDEN                               $  1,165,367
                                                                                =============
                     (Total Cost $1,160,499)


POLAND - 0.93%

                     CONSTRUCTION SERVICES - 0.93%

           201,672   BUDIMEX SA                                                 $  1,146,950 *
                                                                                -------------

                     TOTAL COMMON STOCKS - POLAND                               $  1,146,950
                                                                                =============
                     (Total Cost $890,253)

RUSSIA - 0.83%

                     ELECTRIC UTILITIES - 0.52%

            80,000   IRKUTSKENERGO SPONSORED ADR                                $    260,000
         1,606,200   KRASNOYARSKENERGO                                                25,699 *
           358,110   SAMARAENERGO SPONSORED ADR                                      179,055
            32,292   UNIFIED ENERGY SYSTEMS SPONSORED GDR                            177,606
                                                                                -------------
                                                                                     642,360
                     OIL & GAS - 0.31%

            90,800   SURGUTNEFTEGAZ PREFERRED SPONSORED ADR                          381,360
                                                                                -------------

                     TOTAL COMMON STOCKS - RUSSIA                               $  1,023,720
                                                                                =============
                     (Total Cost $1,081,017)

GERMANY - 0.57%

                     CHEMICALS - 0.57%

            49,200   K+S AG                                                     $    700,797
                                                                                -------------

                     TOTAL COMMON STOCKS - GERMANY                              $    700,797
                                                                                =============
                     (Total Cost $735,665)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
NORWAY - 0.39%

                     HOTELS & MOTELS - 0.39%

           207,500   CHOICE HOTELS SCANDINAVIA ASA                              $    490,306 *
                                                                                -------------

                     TOTAL COMMON STOCKS - NORWAY                               $    490,306
                                                                                =============
                     (Total Cost $514,297)


HONG KONG - 0.29%

                     MANUFACTURING - TOYS & DOLLS - 0.29%

         6,599,400   PLAYMATES TOYS HOLDINGS LTD                                $    356,812
                                                                                -------------

                     TOTAL COMMON STOCKS - HONG KONG                            $    356,812
                                                                                =============
                     (Total Cost $322,965)

BRAZIL - 0.24%

                     TELEPHONE COMMUNICATIONS - 0.24%

         1,982,000   TELEMIG CELULAR SA PREFERENCE C                            $     20,440 *
         6,458,900   TELEPAR CELULAR SA COMMON                                       149,128
           858,000   TELEPAR CELULAR SA PREFERENCE B                                  31,278
         8,468,000   TELERJ CELULAR SA COMMON                                         99,930
                                                                                -------------

                     TOTAL COMMON STOCKS - BRAZIL                               $    300,776
                                                                                =============
                     (Total Cost $749,010)


BAHAMAS - 0.02%

                     CRUDE PETROLEUM - 0.02%

           170,430   BASIC PETROLEUM INTERNATIONAL LTD UNIT TRUST               $     21,304 *
                                                                                -------------

                     TOTAL COMMON STOCKS - BAHAMAS                              $     21,304
                                                                                =============
                     (Total Cost $175,032)

                     TOTAL COMMON STOCK                                         $ 67,124,965
                                                                                =============
                     (Total Cost $70,930,046)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
COMPANIES IN LIQUIDATION - 5.21%

             3,150   EHLCO LIQUIDATING TRUST                                    $        315 *+
DEM     15,000,000   MAXWELL COMM. CORP. PLC 6.00% 6/15/1993                         606,894 *
CHF      5,500,000   MAXWELL COMM. CORP. PLC 5.00% 6/16/1995                         271,221 *
           836,059   MBO PROPERTIES INC                                              209,015 *^
           272,500   TLC-LC INC                                                    1,226,250 *
           596,881   TRUSTOR AB - B                                                4,146,624 *
                                                                                -------------

                     TOTAL COMPANIES IN LIQUIDATION                             $  6,460,319
                                                                                =============
                     (Total Cost $3,798,366)

CORPORATE BONDS - 2.26%

           760,000   LOEWEN GROUP INTERNATIONAL INC 7.50% 4/15/2001             $    361,000 <
         1,030,000   LOEWEN GROUP INTERNATIONAL INC 7.75% 10/15/2001                 489,250 <
            85,000   LOEWEN GROUP INTERNATIONAL INC 8.25% 4/15/2003                   40,375 <
         1,277,000   LOEWEN GROUP INTERNATIONAL INC 7.20% 6/01/2003                  606,575 <
         1,965,000   LOEWEN GROUP INTERNATIONAL INC 8.25% 10/15/2003                 933,375 <
            40,000   LOEWEN GROUP INTERNATIONAL INC 7.60% 6/01/2008                   19,000 <
            11,000   PIEDMONT MANAGEMENT CONTINGENT INTEREST NOTES                     8,377 +
                     8.00% 6/30/2006
        16,636,896   STRUCTURED ASSET SECURITIES CORP 1996-CFL CLASS X2              343,136 *
                     FRN 2/25/2028
                                                                                -------------

                     TOTAL CORPORATE BONDS                                      $  2,801,088
                                                                                =============
                     (Total Cost $3,556,462)


CLOSED-END MUTUAL FUNDS - 1.49%

           282,000   KAZAKHSTAN FUND LIMITED                                    $    141,000 *
           212,171   NIF I                                                           149,827 *
            45,782   NIF II                                                           25,169 *
           183,687   NIF III                                                         127,101 *
            27,725   NIF IV                                                           20,564 *
            45,782   NIF VII                                                          25,278 *
           237,192   NIF VIII                                                        348,481 *
            45,034   NIF IX                                                           53,891 *
            45,443   NIF X                                                            28,752 *
            18,282   NIF XI                                                           12,997 *
            45,782   NIF XII                                                          23,867 *
           296,557   NIF XIII                                                        205,903 *


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
           122,099   NIF XIV                                                    $    124,124 *
            33,000   ZIVNOBANKA INVESTICNI FOND                                      565,497
                                                                                -------------

                     TOTAL CLOSED-END MUTUAL FUNDS                              $  1,852,451
                                                                                =============
                     (Total Cost $4,665,458)


PURCHASED BANK DEBT & TRADE CLAIMS - 1.09%

         2,453,801   MAXWELL COMM. BANK DEBT - BAKER NYE                        $    186,045 *+
         5,000,000   MAXWELL COMM. BERLITZ OBLIGATIONS                               375,000 *+
           167,868   MAXWELL COMM. REVOLVING DEBT - FIRST CHICAGO                     12,979 *+
           943,496   MAXWELL COMM. REVOLVING DEBT - HALCYON                           73,188 *+
           396,015   MAXWELL COMM. REVOLVING DEBT - HALCYON II                        30,618 *+
           875,543   MAXWELL COMM. REVOLVING DEBT - LAZARD FRERES                     67,647 *+
           264,059   MAXWELL COMM. REVOLVING DEBT - MERRILL LYNCH                     20,416 *+
           823,981   MAXWELL COMM. REVOLVING DEBT - SAN PAOLO                         63,892 *+
         1,015,000   MAXWELL COMM. REVOLVING DEBT - TCC ASSOCIATES                    78,672 *+
           579,133   MAXWELL COMM. TERM DEBT - FIRST CHICAGO                          43,435 *+
         1,678,704   MAXWELL COMM. TERM DEBT - HALCYON                               125,903 *+
           702,221   MAXWELL COMM. TERM DEBT - HALCYON II                             52,667 *+
           426,846   MAXWELL COMM. TERM DEBT - LAZARD FRERES                          32,013 *+
           468,269   MAXWELL COMM. TERM DEBT - MERRILL LYNCH                          35,120 *+
           325,093   MAXWELL COMM. TERM DEBT - SAN PAOLO                              24,382 *+
         1,806,952   MAXWELL COMM. TERM DEBT - TCC ASSOCIATES                        135,521 *+
                                                                                -------------

                     TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                   $  1,357,498
                                                                                =============
                     (Total Cost $0)

PARTNERSHIPS - 0.84%

                     EMERGING EUROPE FUND FOR SUSTAINABLE DEV LP                $    110,739 +
                     NCH INVESTORS FUND LP                                            62,475 +
                     NEW CENTURY CAPITAL PARTNERS II LP                              351,233 +
                     SIGMA/UKRAINE LP                                                175,946 +
                     SIGMA/UKRAINE CLASS C LP                                        101,166 +
                     TEMPLETON EMERGING EUROPE FUND II LP                             85,338 +
                     UKRAINIAN GROWTH FUND II LP                                     153,000 +
                                                                                -------------

                     TOTAL PARTNERSHIPS                                         $  1,039,897
                                                                                =============
                     (Total Cost $3,030,568)


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
WARRANTS - 0.77%

           951,000   GOLDEN STATE BANCORP LITIGATION WARRANTS 12.00 1/01/2010   $    951,000
                                                                                -------------

                     TOTAL WARRANTS                                             $    951,000
                                                                                =============
                     (Total Cost $1,827,185)


OPTIONS - 0.61%

                37   BOEING CO 40.00 PUTS 1/22/2000                             $      2,775
                26   EBAY INC 100.00 PUTS 11/20/1999                                     325
                12   FRANCE OAT BOND 5.25% 4/25/2008 96.79 PUTS 11/08/1999                 0
                12   FRANCE OAT BOND 5.25% 4/25/2008 97.20 PUTS 11/09/1999             1,225
                12   FRANCE OAT BOND 5.25% 4/25/2008 97.36 PUTS 11/09/1999             1,225
               324   GENERAL ELECTRIC 110.00 PUTS 12/18/1999                          18,225
                 9   GENERAL ELECTRIC 120.00 PUTS 1/22/2000                            2,025
               569   GOLD 550 CALLS 4/05/2001                                         66,515
               569   GOLD 550 CALLS 4/09/2001                                         67,652
               500   GOLD 450 CALLS 4/19/2001                                         87,500
               563   GOLD 550 CALLS 7/19/2001                                         82,198
JPY  1,632,000,000   JAPANESE GOVERNMENT BOND 203 98.00 PUTS 11/08/1999                1,568
JPY  2,042,500,000   JAPANESE GOVERNMENT BOND 210 100.00 PUTS 11/17/1999              17,657
JPY  1,683,500,000   JAPANESE GOVERNMENT BOND 203 97.50 PUTS 3/14/2000                67,916
JPY    816,000,000   JAPANESE GOVERNMENT BOND 203 96.00 PUTS 5/02/2000                36,054
JPY    408,000,000   JAPANESE GOVERNMENT BOND 210 98.00 PUTS 5/08/2000                30,176
JPY  1,225,500,000   JAPANESE GOVERNMENT BOND 210 96.00 PUTS 5/18/2000                52,970
               150   JAPANESE YEN PUTS 136.00 1/26/2000                                    0
            56,450   RJR STUB CALLS 5.22 5/01/2000                                     3,162
               108   S&P 500 INDEX 1281.60 PUTS 11/05/1999                             2,967
                73   S&P 500 INDEX 1212.96 PUTS 11/19/1999                             9,855
               107   S&P 500 INDEX 1244.83 PUTS 12/06/1999                            65,270
               143   S&P 500 INDEX 1245.45 PUTS 12/08/1999                            90,090
                73   S&P 500 INDEX 1212.96 PUTS 12/17/1999                            45,625
                                                                                -------------

                     TOTAL OPTIONS                                              $    752,975
                                                                                =============
                     (Total Cost $2,498,168)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                October 31, 1999

  NUMBER OF
SHARES, UNITS
OR FACE VALUE                                                                    MARKET VALUE
-------------                                                                    ------------
TREASURY OBLIGATIONS - 20.12%

       $15,000,000   US TREASURY BILLS 11/12/1999                               $ 14,974,083
        10,000,000   US TREASURY BILLS 12/09/1999                                  9,949,433 ~
                                                                                -------------

                     TOTAL TREASURY OBLIGATIONS                                 $ 24,923,516
                                                                                =============
                     (Total Cost $24,923,677)

                     TOTAL INVESTMENTS - 86.57%                                 $107,263,709
                                                                                =============
                     (Total Cost $115,229,930)


                   * Non-income producing security.
                   + Restricted securities - See Note C.
                   ^ Affiliated company.
                   ~ A portion of the security is serving as collateral or is segregated for securities sold short.
                   < In bankruptcy.

                     Foreign Currency Abbreviations
                     ------------------------------
               CHF   Swiss Franc
               DEM   Deutschemark
               JPY   Japanese Yen

                     The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the fund.


                       See notes to financial statements.

                                THE BAUPOST FUND
                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                                October 31, 1999

                                                                                   MARKET          UNREALIZED
                                                                                    VALUE          GAIN/(LOSS)
                                                                                 -----------       ----------
              CONTRACTS TO SELL
    BPS                    2,176,932      BRITISH POUND STERLING DUE 1/31/2000  $ 3,582,795      $     7,510
                                          (Receivable Amount $3,590,305)

    CSK                   73,232,000      CZECH KORUNA DUE 12/01/1999             2,102,743          (82,160)
                                          (Receivable Amount $2,020,583)

    CSK                   24,202,500      CZECH KORUNA DUE 12/22/1999               695,092          (26,884)
                                          (Receivable Amount $668,208)

    CSK                    9,747,000      CZECH KORUNA DUE 7/12/2000                280,247           (9,572)
                                          (Receivable Amount $270,675)

    EUR                    6,117,249      EUROPEAN CURRENCY UNIT DUE 1/28/2000    6,489,361           31,382
                                          (Receivable Amount $6,520,743)

    NOK                    2,832,375      NORWEGIAN KRONE DUE 1/21/2000             361,479           (3,087)
                                          (Receivable Amount $358,392)

    PLN                    7,719,700      POLISH ZLOTY DUE 4/10/2000              1,755,754           53,409
                                          (Receivable Amount $1,809,163)

    SEK                   11,177,760      SWEDISH KRONA DUE 12/07/1999            1,365,656            4,211
                                          (Receivable Amount $1,369,867)

    SEK                   34,022,217      SWEDISH KRONA DUE 1/10/2000             4,165,459           55,136
                                                                                ------------     ------------
                                          (Receivable Amount $4,220,595)

                                          TOTAL CONTRACTS TO SELL               $20,798,586           29,945
                                                                                ============     ------------
                                          (Receivable Amount $20,828,531)

              CONTRACTS TO BUY

    BPS                      581,742      BRITISH POUND STERLING DUE 1/31/2000  $   957,430            2,321
                                          (Payable Amount $955,109)

    CSK                   62,948,000      CZECH KORUNA DUE 12/01/1999             1,807,454          (38,446)
                                          (Payable Amount $1,845,900)

    CSK                   24,202,500      CZECH KORUNA DUE 12/22/1999               695,092           (3,227)
                                          (Payable Amount $698,319)
                                                                                ------------     ------------

                                          TOTAL CONTRACTS TO BUY                $ 3,459,976          (39,352)
                                                                                ============     ------------
                                          (Payable Amount $3,499,328)
                                                                                                 $    (9,407)
                                                                                                 ============

                       See notes to financial statements.

                                THE BAUPOST FUND
                        SCHEDULE OF SECURITIES SOLD SHORT
                                OCTOBER 31, 1999



   Number of shares                                               Market Value
   ----------------                                               ------------

Common Stock - 0.32%

          4,800      ASSICURAZIONI GENERALI                       $    154,467
         10,000      NEIMAN MARCUS GROUP, INC. - CLASS A               239,375
                                                                  -------------

                     Total Securities Sold Short                  $    393,842
                                                                  =============
                     (Total Proceeds $396,211)


                     The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.


                       See notes to financial statements.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities (other than certain foreign securities), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the ask price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price).

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in some cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, L.L.C. ("Baupost") in accordance with procedures adopted by the Trustees of the Fund.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the valuation date. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. For financial statement purposes, gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses, and gains and losses attributable to foreign exchange rate movements on income and expenses are recorded as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign exchange rates is not separately disclosed.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date, except income on certain foreign dividends, where the ex-dividend date may have passed, is recorded as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received, in which case interest is recorded when received.

SECURITIES SOLD SHORT: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short exposure.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FUTURES CONTRACTS: The Fund may enter into index futures contracts for non-hedging purposes and in order to hedge against the effects of fluctuations in market conditions. The potential risk to the Fund is that the change in value of the futures contracts may not correspond to the change in value of the securities held by the Fund in those markets. In addition, for non-listed futures contracts, losses may arise if there is an illiquid secondary market for the contracts or if the counterparty to the contracts is unable to perform. At the time the Fund enters into a futures contract, it is required to deposit with its broker cash or U.S. government securities as collateral, calculated on a per contract basis. Subsequent payments to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. Daily adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses. When the contracts are closed, the Fund recognizes a gain or loss. At October 31, 1999, the Fund had no open positions in futures contracts.

EQUITY SWAP CONTRACTS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other. At the time the Fund enters into an equity swap contract, it may be required to deposit collateral, cash or Treasury bills with its broker.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. The loss incurred by the failure of a counterparty could include the collateral, in certain circumstances, if there is no required segregation of cash collateral from other assets. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest income or expense. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation or depreciation on investments. When the contracts are closed, the Fund recognizes a gain or loss. Premium payments made to enter into a swap contract, if any, are capitalized and amortized over the life of the swap contract.

At October 31, 1999, the Fund had outstanding equity swap contracts with the following terms:

     SWAP               NOTIONAL AMT.        TERMINATION     UNDERLYING                           PAYMENTS BY/
 COUNTERPARTY           LONG/(SHORT)            DATE           SHARES      UNDERLYING EQUITY      RECEIPTS TO THE FUND
 ------------           ------------            ----           ------      -----------------      --------------------
Warburg Dillon Read      ($332,847)           01/26/2000        2,155        Mannesmann AG        One Week LIBID
                                                                                                  Less 1.25% on Notional

Warburg Dillon Read       $529,331            05/28/2001       22,300          Orange PLC         One Week LIBOR
                                                                                                  Plus .50% on Notional

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amounts owed to the Fund under each such repurchase agreement.

OPTIONS: The Fund may either write or purchase call and put options for both hedging and non-hedging activities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Also, for non-listed options, the Fund bears the risk of loss of premium and market value should the counterparty not perform under the contract. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is not subject to federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1999, there were reclassifications between undistributed net investment income, accumulated net realized gain on investments and paid in capital due to differences between book and tax accounting for passive foreign investment companies, foreign currency transactions, market discount on bonds and shareholder distributions. This change had no effect on net assets nor on net asset value per share. For federal income tax purposes, the Fund had a capital loss carryforward of $582,500 from tax year 1998. The carryforward may be applied against any net taxable realized gains of the current year and succeeding years until the earlier of its utilization or expiration on October 31, 2006. The Fund utilizes earnings and profits distributed to shareholders upon redemption of shares as a part of the dividends paid deduction for income tax purposes.

NOTE B - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 1999 aggregated $123,510,000 and $117,546,000, respectively.

For federal income tax purposes, the identified cost of investments at October 31, 1999 was $115,770,335. Unrealized appreciation/(depreciation), on a federal income tax basis, for all securities was as follows:



                                                              Year Ended
                                                           October 31, 1999
                                                           ----------------
Gross unrealized appreciation                                 $ 8,378,421
Gross unrealized depreciation                                ( 16,885,047)
                                                             -------------
Net unrealized depreciation                                  ($ 8,506,626)
                                                             =============

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE C - RESTRICTED SECURITIES

At October 31, 1999, the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:

                                                                                                                 Earliest
                                                                                                    Value at    Acquisition
                                                                                 Cost         October 31, 1999      Date
                                                                                 ----         ----------------      ----
Purchased Bank Debt & Trade Claims:
Maxwell Communications Corporate Debt                                      $           -        $   1,357,498     11/22/1993


Corporate Bonds:
Piedmont Management Contingent Interest Notes 8.00% due 6/30/2006                  8,377                8,377     12/21/1995

Partnerships:
Emerging Europe Fund for Sustainable Development, L.P.                            89,570              110,739     02/25/1997
NCH Investors Fund, L.P.                                                         472,801               62,475     12/18/1995
New Century Capital Partners II, L.P.                                            750,640              351,233     11/30/1995
Sigma / Ukraine, L.P.                                                            633,575              175,946     05/14/1996
Sigma / Ukraine Class C, L.P.                                                    404,663              101,166     11/27/1996
Templeton Emerging Europe Fund II, L.P.                                          102,492               85,338     12/08/1997
Ukrainian Growth Fund II, L.P.                                                   576,827              153,000     03/31/1997

Common Stock:
Burren Energy PLC                                                                858,852              469,382     04/14/1998

Companies in Liquidation:
Ehlco Liquidating Trust                                                                -                  315     01/30/1989
                                                                           -------------        -------------

TOTAL RESTRICTED SECURITIES  (2.32% of Net Assets)                         $   3,897,797        $   2,875,469
                                                                           =============        =============

The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE D - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and members of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1.00% of the Fund's average net assets and an administrative fee at an annual rate of 0.25% of the Fund's average net assets to serve as investment adviser and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

investments) would otherwise exceed 1.50% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

NOTE E - YEAR 2000 (UNAUDITED)

Management has assessed all computer systems used by the Fund, including the computer systems of its major service providers, in anticipation of issues that may arise on or after January 1, 2000. Like other investment companies and business organizations around the world, the Fund could be adversely affected if these computer systems cannot properly process and calculate date-related information and data from and after January 1, 2000.

Management has taken steps that it believes are reasonable to address the Year 2000 issue with respect to its internal computer systems and has obtained satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. As of October 31, 1999, the Fund has not incurred significant Year 2000 related expenses, nor does it expect to do so in the future. Management has established a comprehensive contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any.

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS

                                                                                      Year Ended October 31
                                                            ------------------------------------------------------------------------

                                                                1999           1998           1997           1996           1995
                                                            ------------    -----------    -----------    -----------    -----------
Selected Per Share Data
Net Asset Value, beginning of period                             $12.18         $17.09         $15.38         $13.47         $14.33
                                                            ------------    -----------    -----------    -----------    -----------
Income/(loss) from investment operations
   Net investment income                                           0.14           0.55           0.30           0.41           0.25
   Net realized and unrealized gain/(loss)                         0.86          (2.83)          3.47           2.43           0.71
                                                            ------------    -----------    -----------    -----------    -----------
Total from investment operations                                   1.00          (2.28)          3.77           2.84           0.96
                                                            ------------    -----------    -----------    -----------    -----------
Less distributions
   From net investment income                                      0.27           0.58           0.40           0.28           0.25
   In excess of net investment income                                -               -              -              -           0.08
   From net realized gain                                            -            2.05           1.66           0.65           1.49
                                                            ------------    -----------    -----------    -----------    -----------
   Total distributions                                             0.27           2.63           2.06           0.93           1.82
                                                            ------------    -----------    -----------    -----------    -----------
Net Asset Value, end of period                                   $12.91         $12.18         $17.09         $15.38         $13.47
                                                            ============    ===========    ===========    ===========    ===========

Total Return                                                      8.29%        (16.30%)         27.04%         22.51%          7.91%

Ratios and Supplemental Data
Net assets, end of period (in thousands)                       $123,899       $134,003       $152,958       $108,788        $89,439
Ratio of net expenses to average net assets                       2.00% (a)      2.12% (a)      2.14% (a)      1.50%          1.54%
Ratio of total expenses excluding waiver of
   management fee to average net assets                           2.00% (a)      2.19% (a)      2.14% (a)      1.50%          1.54%
Ratio of net investment income to average
   net assets                                                     1.08%          2.98%          1.45%          2.27%          1.60%
Ratio of net investment income excluding
   waiver of management fee to average net
   assets                                                         1.08%          2.91%          1.45%          2.27%          1.60%
Portfolio turnover rate                                            149%           129%           140%           120%           106%

(a) The expense ratios include equity swap contract expense.